UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                                 ---------------

                                 August 19, 2005

                        (Date of earliest event reported)

                          ----------------------------

                                    A21, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
         (State or other Jurisdiction of Incorporation or Organization)

       333-68213                                                74-2896910
(Commission File Number)                                       (IRS Employer
                                                            Identification No.)

                             7660 Centurion Parkway
                           Jacksonville, Florida 32256
              (Address of Principal Executive Offices and zip code)
                                  904-565-0066
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountants.

         On August 23, 2005, a21, Inc. (the "Company") dismissed its principal independent accountant, Eisner LLP ("Eisner"), which dismissal became effective immediately. The decision to dismiss Eisner as the Company's principal independent accountant was approved by the Company's Board of Directors on August 4, 2005, contingent upon the engagement of BDO Seidman, LLP ("BDO").

         Eisner's reports on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination of Eisner, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination of Eisner, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2004 and the subsequent interim period preceding the termination of Eisner.

         The Company has provided Eisner with a copy of the foregoing disclosures, and Eisner has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

         On August 23, 2005, the Company engaged BDO Seidman, LLP as its new principal independent accountants, effective immediately. The decision to engage BDO as the Company's principal independent accountants was approved by the Company's Board of Directors on August 4, 2005.

         During the two most recent fiscal years of the Company and through the date of the engagement of BDO on August 23, 2005, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 25, 2005, Thomas V. Butta was appointed by the board of directors of the Company to serve as the Company's Chief Financial Officer commencing immediately. Mr. Butta replaces William E. Murphy IV who resigned from the Company on August 19, 2005.

         Mr. Butta is currently President of the Company and Chief Executive Officer of the Company's operating subsidiary, SuperStock, Inc.

         An employment agreement is currently in place between the Company and Mr. Butta.


Item 9.01  Financial Statements and Exhibits.

           (c)    Exhibits.

            Exhibit Number           Description
            --------------           -----------

            16.1                     Letter of Eisner, dated August 23, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     A21, INC.


Date:  August 25, 2005               By:     /s/ Thomas V. Butta
                                            ------------------------------------
                                            Name:  Thomas V. Butta
                                            Title: President

                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

16.1                          Letter of Eisner, dated August 23, 2005.